UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005


                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

                   1-12935                                   75-2815171
          (Commission File Number)                        (I.R.S. Employer
                                                         Identification No.)

            5100 Tennyson Parkway
                 Suite 3000
                Plano, Texas                                   75024
  (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:        (972)673-2000


                 _____________________N/A______________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 1, 2005, Denbury Resources Inc. issued a press release announcing its 2004 year-end proved oil and natural gas reserves and that it will host an analyst conference on February 1, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

             Exhibit
             Number                                        Description of Exhibit

              99.1                 Denbury press release, dated February 1, 2005, Denbury Resources Announces
                                   Year-End Proved Oil and Natural Gas Reserves, Hosts Analyst Conference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                Denbury Resources Inc.
                                    (Registrant)


Date: February 1, 2005          By: /s/ Phil Rykhoek
                                    --------------------------------------------
                                    Phil Rykhoek
                                    Senior Vice President & Chief
                                    Financial Officer